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                                                                    EXHIBIT 99.2



                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

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In connection with the Annual Report of USA Truck, Inc. (the "Company") on Form
10-K for the annual period ended December 31, 2002 (the "Report"), I, Clifton R. Beckham, Vice President - Finance , Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: March 7, 2003


                                        /s/  CLIFTON R. BECKHAM
                                    -----------------------------------
                                    Clifton R. Beckham
                                    Vice President - Finance, Chief Financial
                                    Officer and Secretary